                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Samuel B. Witt III, Esq.          Eric R. Gabus
CHAIRMAN (NON-EXECUTIVE)          DIRECTOR EMERITUS
Jean-Marc Boillat                 Baron Hottinger
DIRECTOR                          DIRECTOR EMERITUS
Paul R. Brenner, Esq./3/          Rodolphe E. Hottinger
DIRECTOR                          PRESIDENT
Alexandre de Takacsy              CHIEF EXECUTIVE OFFICER
DIRECTOR                          Rudolf Millisits
Claude Frey                       SENIOR VICE PRESIDENT
DIRECTOR                          CHIEF FINANCIAL OFFICER
Paul Hottinguer                   Philippe R. Comby, CFA, FRM
DIRECTOR                          VICE PRESIDENT
Michael Kraynak, Jr./2/           Edward J. Veilleux
DIRECTOR                          VICE PRESIDENT
Didier Pineau-Valencienne/1,2/    SECRETARY
DIRECTOR                          Scot E. Draeger
Stephen K. West, Esq./2/          ASSISTANT SECRETARY
DIRECTOR                          Jean L. Seidel
                                  ASSISTANT TREASURER
                                  Peter R. Guarino, Esq.
                                  CHIEF COMPLIANCE OFFICER
-------------------------------------------------------------------------------
/1/GOVERNANCE/NOMINATING          /2/AUDIT COMMITTEE MEMBER
   COMMITTEE CHAIRMAN             /3/AUDIT COMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Citigroup Fund Services, LLC

CUSTODIAN
Citibank, N.A.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in the Bahamas, Basel, Geneva, London, Lugano, Luxembourg, New York, Sion, Toronto, Vienna and Zurich.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
www.swz.com

The Fund

The Fund is a non-diversified, closed-end management investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol "SWZ".

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron's, the Monday edition of The Wall Street Journal and the Sunday Edition of The New York Times.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

GLOBAL OVERVIEW
    After a strong start, most world equity markets went through a sudden correction at the end of February. The two triggers for that correction included the fear of a sharp decrease in U.S. real estate prices (brought on by reports showing increased stress in the sub-prime market) and a severe drop in Chinese indexes after official comments about a bubble in financial assets.

    Market volatility increased significantly over a very short period of time, very similar to what occurred in March 2006. After reassuring comments from the Chairman of the Federal Reserve about the strength of the economy and continued good corporate earnings reports, the markets returned to and then exceeded their prior levels. Despite increases in short-term interest rates by many central banks across the globe, liquidity continued to be created at a fast pace. This was partly due to the unabated accumulation of foreign currency reserves by the central banks of the emerging market countries. In particular the current accounts of commodity and energy producers such as the OPEC countries, Russia and Brazil have been steadily increasing since 2004. The U.S. trade deficit and the increase in private household, corporate and public sector savings in the emerging markets were contributing factors as well.

    In addition to the increase in liquidity, investment in equities has continued to benefit from a positive backdrop. With increases in productivity that exceed labor costs in China and Europe, there are very few indications of inflation outside of the food, raw materials and energy sectors. In addition, world economic growth is still forecasted to be around 5% this year despite the slowdown in the U.S. economy.

SWISS ECONOMIC NOTES
    The Swiss National Bank ("SNB"), continuing its policy of interest rate normalization, raised the target range for the three-month Libor by 0.25% to 1.75%-2.75% on March 15, 2007. The drop in oil prices in the second half of 2006 should hold back inflation until the middle of 2007 with inflation projected to be 0.5% in 2007, 1.4% in 2008 and 1.6% in 2009. There is a debate over the extent of the SNB's concern about possible pressure on the Swiss franc and, therefore, when there will be a convergence in Swiss and European interest rates. The Swiss franc's depreciation against the Euro accelerated to 3% during the first quarter of 2007.

    Nevertheless, the Swiss franc continues to be strong versus the U.S. dollar. Year- over- year the Swiss franc increased by around 7% against the U.S. dollar but during the first quarter, the above mentioned currencies were stable against each other mainly due to the Fed decision to leave interest rates unchanged. With the Fed being still concerned about inflation, the much talked about potential cut in interest rates seems to have been pushed off, leaving the U.S. dollar likely to remain relatively stable for now.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


    Swiss exports have benefited from the strength of the Euro, especially since Euroland, mainly Germany is Switzerland's biggest trading partner. The SNB continues to forecast a healthy economic situation for 2007 with real growth of 2% for the year, helped by Germany's economic development which has seen strong acceleration.

    The unemployment rate in Switzerland reached a four year low of 3% at the end of the quarter.

    The yield on the 10 year confederation bond increased from 2.5% to 2.7% at the end of the quarter. The yield curve, following higher short-term rates has not flattened, with the exception of medium-term maturities, as economic activity continues to be very strong.

SWISS MARKET REVIEW AND FUND PERFORMANCE
    The Swiss market has been strong since the beginning of the year. Financial services and capital goods have done particularly well, as can be expected in an atmosphere of strong capital market performance driven by a low premium for risk and vibrant exports. The utility sector has been a notable laggard on the back of weak quarterly results mainly due to lower margins caused by pressure on wholesale prices of electricity. In addition, the market has become more circumspect in light of an approaching period of large investments which are susceptible to significant changes arising from governmental decisions. Utility company assets, however, are very valuable due to their peak load production capacity (hydro-power) and their lack of CO\\2\\ emissions (hydro and nuclear power). Their medium-term prospects are very good as Switzerland is expected to need additional production of capacity in the next seven years.

    The industrial sector also benefited from the seemingly unstoppable merger and acquisition rumors and activity from large investors and private equity funds. Since this sector is very rich in high quality companies with international footholds, companies which at the same time could benefit from an increase in scale, support from merger and acquisition speculation will likely continue.

    Real estate companies were, for the most part, in a consolidation mode during the quarter despite apparent under-valuation of their commercial assets. In that respect, the case of Jelmoli, a company in retail and substantial commercial real estate properties, is interesting. Subsequent to a January announcement from its board of directors that the company's real estate assets could be spun-off, the stock had increased by more than 50% by the end of March.

    Among the large caps, Nestle, Holcim and Swatch Group performed the best. Their strong emerging market exposure and strong pricing power contributed to very good earnings. Nestle has benefited from its efforts over the years to transform the company's main products from food to higher value added nutrition products, a shift which allowed it to increase prices to compensate for the hike in raw material costs.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


    Swatch is moving up the ladder from a company producing a mix of industrial and luxury goods, to a company that produces almost all luxury goods. It has been able to increase the value of its main brands and has benefited from improvement in profitability in its industrial division. As the biggest producer of mechanical movements, with, in fact, a quasi monopoly, Swatch is reaping the fruits of the tight supply of movements in the watch industry.

    The Fund has a large exposure to mid-size bio-pharmaceutical companies and utilities. The former sector helped the Fund to outperform its benchmark, the Swiss Performance Index ("SPI") by 1.87% in Swiss francs and in U.S. dollar terms. On the other hand, the Fund's relatively low exposure to mid and small cap industrial companies has somewhat hampered its performance. Management, however, is looking to increase its exposure to the mid- and small- cap sector, especially to companies that benefit from the structural growth of environmental technologies.

    The Fund drew on its credit line in the amount of 48 million Swiss francs to help finance the payment of its distribution to stockholders in January, since all of its cash had been reinvested. During the first two months of the year the amount of the loan was reduced to 22 million Swiss francs through the orderly sale of some portfolio positions. It is currently at 5 million Swiss francs.

SWISS INDEX COMPOSITION CHANGES
    On January 5/th/ 2007, The Swiss Stock exchange ("SWX") announced significant changes to the SPI and Swiss Market Index ("SMI") component stocks. The first important change was to reduce the number of stocks in the SMI index, from 25 to 20, bringing it in line with other top international indices. The SMI Mid-Cap Index ("SMIM") will be expanded by including some of the stocks removed from the SMI. Smaller securities in the SMI will therefore gain importance by having a stronger weighting in the SMIM. The SMIM will be comprised of a fixed number of 30 securities.

    The next important change was the launch of a capped equity index for the 30 largest Swiss securities. It will be comprised of the 20 securities from the restructured SMI and the 10 largest securities of the SMIM (according to the rankings as of June 30, 2007). The maximum weighting of each of the four largest securities in the index (Nestle, Novartis, Roche, and UBS) will each comprise only 9% of the index. The SWX said that the reasons for this new index were to improve risk diversification, allow the sale of options and futures at Eurex USA and increase the liquidity of the basket companies, because the new index will meet the provisions of Swiss, European and U.S. laws. Prior to this change, U.S. regulatory restrictions prevented institutional investors from trading SMI index products because the weighting of the four biggest companies exceeded 40%. This index should attract foreign investors.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


------------------------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS /1/
--------------------------------------------------------------------------------------------------------------------
                                TOTAL RETURN               TOTAL RETURN AS OF YEAR ENDED DECEMBER 31
                                   YTD AS    ----------------------------------------------------------------------
                                 OF 3/31/07   2006   2005  2004   2003   2002    2001    2000   1999   1998   1997
------------------------------- ------------ ------ ------ ----- ------ ------- ------- ------ ------ ------ ------
SWISS HELVETIA FUND                5.54%     20.56% 33.20% 7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 53.99%
Swiss Performance Index
 (SPI)                             3.67%     20.67% 35.61% 6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36% 55.19%
Swiss Market Index (SMI)           2.18%     15.85% 33.21% 3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%
iShares MSCI Switzerland/2/
 (Formerly called Webs
 Switzerland)                      3.04%     20.02% 32.45% 6.34% 19.14% -26.23% -23.12%  7.75% 12.22% 11.74% 47.79%
CS EF Swiss Blue Chips/3,7/        2.89%     18.78% 32.27% 2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%
UBS (CH) Equity Fund/4,7/          3.40%     18.98% 33.50% 5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%
Pictet (CH)-Swiss Equities/5,7/    3.63%     19.37% 37.06% 7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%
Saraswiss (Bank Sarasin)/6,7/      2.75%     18.69% 33.05% 2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%

------------------------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS /1/
------------------------------------------------
                                   CUMULATIVE
                                  PERFORMANCE
                                12/31/96-3/31/07
------------------------------- ----------------
SWISS HELVETIA FUND                 219.72%
Swiss Performance Index
 (SPI)                              185.96%
Swiss Market Index (SMI)            127.72%
iShares MSCI Switzerland/2/
 (Formerly called Webs
 Switzerland)                       135.02%
CS EF Swiss Blue Chips/3,7/         137.34%
UBS (CH) Equity Fund/4,7/           136.20%
Pictet (CH)-Swiss Equities/5,7/     147.56%
Saraswiss (Bank Sarasin)/6,7/       122.82%

SOURCES : BLOOMBERG, MANAGEMENT COMPANIES' WEBSITES AND CITIGROUP FUND SERVICES, LLC.
/1/PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN ISHARES MSCI SWITZERLAND, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.
/2 /SHARES OF ISHARES MSCI SWITZERLAND ARE TRADED ON THE NEW YORK STOCK EXCHANGE AND SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PERFORMANCE OF THE SWISS MARKET, AS MEASURED BY THE MSCI SWITZERLAND INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF SHARES OF ISHARES MSCI SWITZERLAND IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 =
1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14 12/31/05=1.32,
12/31/06=1.22 AND 3/31/07=1.22.
/3/ THIS FUND GIVES INVESTORS ACCESS TO THE SWISS EQUITY MARKET. IT HAS A BROADLY-DIVERSIFIED PORTFOLIO GEARED TO THE LONG-TERM VALUE GROWTH, WITH A PREFERENCE TO LARGE CAP STOCKS. STOCK SELECTION IS BASED ON CRITERIA SUCH AS COMPANY VALUATION, BUSINESS CLIMATE, MARKET POSITIONING AND MANAGEMENT QUALITY. /4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF COMPANIES LISTED IN SWITZERLAND AND INCLUDED IN THE SPI, MAINLY IN BLUE CHIP STOCKS.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7 /THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


           ---------------------------------------------------------
                                                     YEAR TO DATE
                                                   DECEMBER 31, 2006
                                                        THROUGH
                                                    MARCH 31, 2007
           --------------------------------------- -----------------
           PERFORMANCE IN SWISS FRANCS
           Swiss Performance Index (SPI)                 3.67%
           Swiss Helvetia Fund
            Based on Net Asset Value                     5.54%
           CHANGE IN U. S. DOLLAR VS. SWISS FRANC        0.01%
           PERFORMANCE IN U.S. DOLLARS
           SWISS HELVETIA FUND PERFORMANCE
            Based on Net Asset Value                     5.53%
            Based on Market Price                        5.34%
           S & P 500 Index                               0.64%
           MSCI EAFE Index                               4.08%
           Lipper European Fund Index (10 Largest)       4.11%
           Lipper European Fund Universe Average         4.29%

SOURCES: CITIGROUP FUND SERVICES, LLC AND BLOOMBERG

OUTLOOK
    Increases in raw material costs will have to be offset by productivity improvements and by the ability to pass the increases on to customers, an action that requires a strong market position (brand name and market share). Otherwise, margins will be under pressure. Management will therefore emphasize analysis of competitive advantage and pricing power in its stock selection. The Fund is expected to be more oriented toward underappreciated growth companies that play a critical role in solving the challenges of today's society. Such companies can be found in healthcare, clean energy supply, energy savings, and conservation of water. All companies in all sectors can contribute to overall environmental protection and such contribution should pay off in terms of better innovation rates, improved efficiencies and better relationships with regulators. Exposure to emerging markets countries will continue to be very important as a source of growth. Even if the Chinese government implemented measures in an effort to slow down its economy, its rate of GDP growth will not likely be much lower than 9%. This rate of growth will continue to benefit its neighboring Asian countries and Europe. Despite the slowdown in the U.S. and the reduction in domestic construction activity due to the high level of mortgage debt and high home ownership, Management expects relatively strong activity on the back of strong exports and higher real wage growth.

STOCK REPURCHASE PROGRAM
    Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange ("NYSE") in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. The

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

Board has authorized the Fund to repurchase up to 500,000 shares during 2007.

SUBSEQUENT EVENTS

    The Fund's Board of Directors has authorized the Fund to issue transferable rights to stockholders of record as of the close of business on May 24, 2007, entitling the holders of those rights to subscribe for up to an aggregate of 8,149,552 shares of the Fund's common stock. Record date stockholders will receive one right for each outstanding whole share of common stock held on that date. The rights entitle their holders to purchase one new share of common stock for every three rights held (1-for-3). The offering will be made only by means of a prospectus. Before investing in the Fund, investors should carefully consider the investment objective, strategies, risks, and charges and expenses of the Fund. This information, and other information about the Fund, can be found in the Fund's prospectus. An investor should carefully read the Fund's prospectus before investing. For more information or a copy of the Fund's prospectus, please call Georgeson, Inc., the Information Agent for the offering, at 1-800-561-3947.

Sincerely,

/s/ Rodolphe Hottinger

Rodolphe E. Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ Rudolf Millisits

Rudolf Millisits
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

March 31st, 2007

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2007

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- 99.38%

        BANKS -- 15.64%

        380,000 CREDIT SUISSE GROUP/2/
                REGISTERED SHARES                   $ 27,142,857   5.12%
                A global diversified financial
                service company with large
                activity in private banking,
                investment banking, asset
                management and insurance
                service.
                (Cost $12,095,927)

        100,000 EFG INTERNATIONAL
                REGISTERED SHARES                      4,341,415   0.82%
                Holding company of EFG Bank.
                The Bank offers private banking
                and asset management services.
                (Cost $3,249,443)

        870,000 UBS AG/2/
                REGISTERED SHARES                     51,453,146   9.70%
                A global diversified financial
                service company with large
                activity in private banking,
                investment banking, and asset
                management.
                (Cost $7,403,841)
                                                    ------------ ------
                                                      82,937,418  15.64%

        BASIC RESOURCES -- 3.29%

         93,236 PRECIOUS WOODS HOLDING AG/1/
                REGISTERED SHARES                      7,790,033   1.47%
                Through subsidiaries, manages
                tropical forests using ecologically
                sustainable forest management
                methods. Harvests tropical trees
                and processes them into lumber.
                (Cost $8,284,983)

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------

         BASIC RESOURCES -- (CONTINUED)

          94,260 SCHMOLZ AND BICKENBACH AG
                 REGISTERED SHARES                 $  8,037,734   1.51%
                 Manufactures industrial and
                 construction steel.
                 (Cost $2,979,941)

          75,000 UMS SCHWEIZERISCHE
                 METALLWERKE/1/
                 BEARER SHARES                        1,658,748   0.31%
                 Produces profiles and large
                 dimension rods for electrical
                 engineering, mechanical
                 engineering, and construction
                 companies, lead-free brass wire
                 for batteries, billets, and small
                 diameter wire and rods for the
                 consumer goods and electronics
                 industries.
                 (Cost $1,655,849)
                                                   ------------ ------
                                                     17,486,515   3.29%

         BIOTECHNOLOGY -- 15.50%

         132,931 ACTELION LTD./1,2/
                 REGISTERED SHARES                   30,842,649   5.81%
                 Biotechnology company that
                 develops and markets synthetic
                 small-molecule drugs against
                 diseases related to the
                 endothelium.
                 (Cost $17,871,161)

         156,200 BASILEA PHARMACEUTICA/1,2/
                 REGISTERED SHARES                   36,113,573   6.81%
                 Conducts research into the
                 development of drugs for the
                 treatment of infectious diseases
                 and dermatological problems.
                 (Cost $21,602,083)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2007
             (continued)

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         BIOTECHNOLOGY -- (CONTINUED)

         103,903 SPEEDEL HOLDING AG/1/
                 REGISTERED SHARES                 $ 15,260,328   2.88%
                 Researches and develops
                 therapies for cardiovascular and
                 metabolic diseases
                 (Cost $14,437,478)
                                                   ------------ ------
                                                     82,216,550  15.50%

         CHEMICALS -- 3.44%

          95,931 SYNGENTA AG/2/
                 REGISTERED SHARES                   18,269,952   3.44%
                 Produces herbicides, insecticides
                 and fungicides, and seeds for
                 field crops, vegetables, and
                 flowers.
                 (Cost $7,696,272)
                                                   ------------ ------
                                                     18,269,952   3.44%

         CONSTRUCTION & MATERIALS -- 1.25%

           1,141 BELIMO HOLDING AG/1/
                 REGISTERED SHARES                    1,201,004   0.22%
                 World market leader in damper
                 and volume control actuators for
                 ventilation and air-conditioning
                 equipment.
                 (Cost $231,391)

           3,220 SIKA AG
                 BEARER SHARES                        5,446,674   1.03%
                 Leading producer of construction
                 chemicals.
                 (Cost $891,989)
                                                   ------------ ------
                                                      6,647,678   1.25%

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------

        FINANCIAL SERVICES -- 3.31%

        129,300 JULIUS BAER HOLDING AG
                REGISTERED SHARES                   $ 17,560,567   3.31%
                Offers private banking,
                institutional asset management,
                mutual fund, securities
                brokerage, and corporate finance
                services.
                (Cost $12,328,050)
                                                    ------------ ------
                                                      17,560,567   3.31%

        FOOD & BEVERAGES -- 14.06%

          2,690 BARRY CALLEBAUT AG/1/
                REGISTERED SHARES                      1,991,940   0.38%
                Manufactures cocoa, chocolate,
                and confectionary products.
                (Cost $1,399,816)

            340 LINDT & SPRUNGLI AG
                REGISTERED SHARES                      9,626,556   1.81%
                Major manufacturer of premium
                Swiss chocolates.
                (Cost $1,977,813)

        162,500 NESTLE SA/2/
                REGISTERED SHARES                     62,994,041  11.87%
                Largest food and beverage
                processing company in the
                world.
                (Cost $9,260,282)
                                                    ------------ ------
                                                      74,612,537  14.06%

        INDUSTRIAL GOODS & SERVICES -- 2.66%

        337,457 ABB LTD.
                REGISTERED SHARES                      5,749,595   1.08%
                The holding company for ABB
                Group which is one of the largest
                electrical engineering firms in the
                world.
                (Cost $2,243,911)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2007
             (continued)

                                                                  Percent
       No. of                                                     of Net
       Shares                Security                   Value     Assets
       ------------------------------------------------------------------
       COMMON STOCKS -- (CONTINUED)

       INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

       116,000 ADECCO SA
               REGISTERED SHARES                     $  7,330,767   1.38%
               Leading personnel and temporary
               employment company.
               (Cost $5,464,982)

         6,440 INFICON HOLDING AG
               REGISTERED SHARES                        1,036,582   0.20%
               Manufactures and markets
               vacuum instruments used to
               monitor and control production
               processes. Manufactures on-site
               chemical detection and
               monitoring system.
               (Cost $581,616)
                                                     ------------ ------
                                                       14,116,944   2.66%

       INSURANCE -- 3.22%

        44,500 SWISS LIFE HOLDING/1/
               REGISTERED SHARES                       11,117,710   2.09%
               Offers financial services including
               life and property insurance,
               institutional investment
               management, and private
               banking services.
               (Cost $8,286,281)

        20,800 ZURICH FINANCIAL SERVICES AG
               REGISTERED SHARES                        5,976,081   1.13%
               Offers property, accident, health,
               automobile, liability, financial risk
               and life insurance and retirement
               products.
               (Cost $3,338,952)
                                                     ------------ ------
                                                       17,093,791   3.22%

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------

         MEDICAL TECHNOLOGY -- 0.46%

          32,205 PHONAK HOLDING AG
                 REGISTERED SHARES                 $  2,453,363   0.46%
                 Designs and produces analog
                 and digital hearing aids.
                 (Cost $1,100,139)
                                                   ------------ ------
                                                      2,453,363   0.46%

         PERSONAL & HOUSEHOLD GOODS -- 0.55%

          20,950 ADVANCED DIGITAL BROADCAST
                 HOLDING SA/1/
                 REGISTERED SHARES                    1,235,583   0.23%
                 Develops equipment and systems
                 to view and interact with digital
                 TV broadcast through cable,
                 satellite, and telecommunication
                 networks.
                 (Cost $1,352,807)

           6,367 SWATCH GROUP AG
                 BEARER SHARES                        1,675,458   0.32%
                 Manufactures finished watches,
                 movements and components.
                 Produces components necessary
                 to its eighteen watch brand
                 companies. Also operates retail
                 boutiques.
                 (Cost $859,824)
                                                   ------------ ------
                                                      2,911,041   0.55%

         PHARMACEUTICALS -- 21.96%

         899,000 NOVARTIS AG/2/
                 REGISTERED SHARES                   51,327,244   9.67%
                 One of the leading manufacturers
                 of branded and generic
                 pharmaceutical products. The
                 company also manufactures
                 nutrition products.
                 (Cost $9,855,249)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2007
             (continued)

                                                                Percent
        No. of                                                  of Net
        Shares               Security                 Value     Assets
        ---------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        PHARMACEUTICALS -- (CONTINUED)

        370,200 ROCHE HOLDING AG/2/
                NON-VOTING EQUITY SECURITIES       $ 65,197,412  12.29%
                Worldwide pharmaceutical
                company.
                (Cost $6,799,732)
                                                   ------------ ------
                                                    116,524,656  21.96%

        RETAILERS -- 5.85%

         75,950 GALENICA AG/2/
                REGISTERED SHARES                    24,014,335   4.53%
                Manufactures and distributes
                prescription and over-the-
                counter drugs, toiletries and
                hygiene products.
                (Cost $14,745,078)

          2,100 JELMOLI HOLDING AG
                BEARER SHARES                         6,992,546   1.32%
                Owns and operates department
                and retail stores and provides
                mail-order catalog and real estate
                leasing services.
                (Cost $3,707,265)
                                                   ------------ ------
                                                     31,006,881   5.85%

        TECHNOLOGY -- 2.14%

        123,000 KUDELSKI SA
                REGISTERED SHARES                     4,312,254   0.81%
                Designs and manufactures digital
                security products under the
                brand name 'Nagra'.
                (Cost $3,897,054)

        369,200 TEMENOS GROUP AG/1/
                REGISTERED SHARES                     7,076,738   1.33%
                Provides integrated software for
                the banking sector.
                (Cost $6,572,320)
                                                   ------------ ------
                                                     11,388,992   2.14%

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------

        UTILITY SUPPLIERS -- 6.05%

            500 AARE-TESSIN AG FUR ELEKTRIZITAT
                (ATEL)
                REGISTERED SHARES                   $  1,433,486   0.27%
                Generates, transmits, and
                distributes electricity in
                Switzerland and neighboring
                countries.
                (Cost $1,275,915)

        182,150 BKW FMB ENERGIE AG/2/
                REGISTERED SHARES                     18,949,091   3.57%
                Produces electricity using
                nuclear, hydroelectric, solar,
                biomass and wind energy.
                (Cost $9,623,044)

         28,409 CENTRALSCHWEIZERISCHE
                KRAFTWERKE AG
                REGISTERED SHARES                     10,029,717   1.89%
                Supplies electric power, operates
                and maintains distribution
                network facilities, constructs and
                installs equipment, and offers
                consulting services to its clients.
                (Cost $8,525,835)

            200 MOTOR-COLUMBUS LTD.
                BEARER SHARES                          1,679,227   0.32%
                Generates, transmits and
                distributes electricity throughout
                Europe.
                (Cost $1,665,611)
                                                    ------------ ------
                                                      32,091,521   6.05%

                TOTAL COMMON STOCKS
                (Cost $213,261,934)*                $527,318,406  99.38%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2007
             (concluded)

                                                              Percent
           No. of                                             of Net
           Shares               Security              Value   Assets
          -----------------------------------------------------------

          CALL WARRANTS -- 0.06%

            200,000 ABB LTD., EXPIRES 06/15/07       $ 70,446  0.01%

          1,100,000 ABB LTD., EXPIRES 12/21/07        288,336  0.05%
                                                     --------  ----

                    TOTAL CALL WARRANTS
                    (Cost $601,846)                   358,782  0.06%

          OTC CALL OPTION -- 0.10%
                                    Strike
                                    Price  Exp. Date
                                    -----  --------

             34,400 SWATCH GROUP AG $ 320  08/15/07   535,105  0.10%
                                                     --------  ----

                    TOTAL OPTION
                    (Cost $511,149)                   535,105  0.10%

                                                              Percent
            No. of                                            of Net
            Shares            Security              Value     Assets
           ----------------------------------------------------------

           PUT WARRANTS -- 0.28%

           1,250,000 SMIM INDEX, EXPIRES 5/21/07 $    348,132   0.07%

           2,250,000 SWISS MARKET INDEX,
                     EXPIRES 09/21/07               1,105,832   0.21%
                                                 ------------ ------

                     TOTAL PUT WARRANTS
                     (Cost $1,863,063)              1,453,964   0.28%


                     TOTAL INVESTMENTS
                     (Cost $216,237,992)          529,666,257  99.82%


                     OTHER ASSETS LESS OTHER
                     LIABILITIES, NET                 948,950   0.18%
                                                 ------------ ------

                     NET ASSETS                  $530,615,207 100.00%
                                                 ============ ======

--------------------------------------------------------------------------------
/1/NON-INCOME PRODUCING SECURITY.
/2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
*COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR
FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION  $314,692,602
                   GROSS UNREALIZED DEPRECIATION    (1,264,337)
                                                  ------------
                   NET UNREALIZED APPRECIATION    $313,428,265
                                                  ============

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)

The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

   The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset value, AST will complete its purchases, even

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited) (concluded)

though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response system:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                                                      A SWISS INVESTMENTS FUND





                         THE SWISS HELVETIA FUND, INC.

                               EXECUTIVE OFFICES
                         The Swiss Helvetia Fund, Inc.
                          1270 Avenue of the Americas
                                   Suite 400
                           New York, New York 10020
                                1-888-SWISS-00
                                (212) 332-2760
                                  www.swz.com
                                   THE SWISS
--------------------------------------------------------------------------------
                                   HELVETIA
--------------------------------------------------------------------------------
                                  FUND, INC.
--------------------------------------------------------------------------------
                                  www.swz.com





QUARTERLY REPORT
FOR THE
PERIOD ENDED MARCH 31, 2007